Fourth Quarter 2008 Earnings Conference Call January 28, 2009 Sunoco Logistics Partners L.P. Exhibit 99.3

Forward-Looking Statement
You should review this slide presentation in conjunction with the fourth quarter 2008 earnings conference call for Sunoco Logistics Partners L.P., held on January 28 at 4:30 p.m. EDT. You may listen to the audio portion of the conference call on our website at
www.sunocologistics.com
or by dialing (USA toll-
free) 1-877-297-3442. International callers should dial 1-706-643-1335. Please enter Conference ID
#80271204.
Audio replays of the conference call will be available for two weeks after the conference call beginning approximately two hours following the completion of the call. To access the replay, dial 1-800-642-1687.
International callers should dial 1-706-645-9291.  Please enter Conference ID # 80271204.
During the call, those statements we make that are not historical facts are forward-looking statements. Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks that may affect our business prospects and performance, causing actual results to differ from those discussed during the conference call. Such risks and uncertainties include, among other things: our ability to successfully consummate announced acquisitions and organic growth projects and integrate them into existing business operations; the ability of announced acquisitions to be cash-flow accretive; increased competition; changes in the demand both for crude oil that we buy and sell, as well as for crude oil and refined products that we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines that connect to our pipelines and terminals; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems;
the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorist acts and international hostilities.
These and other applicable risks and uncertainties are described more fully in our Form 10-Q, filed with the Securities and Exchange Commission on November 5, 2008. We undertake no obligation to update publicly any forward-looking statements whether as a result of new information or future events.

Q4 2008 Assessment
Record quarterly net income in the fourth quarter 2008 of $75.3 million as compared to $35.8 million in the prior year’s quarter
Earnings for the year 2008 were at a record $214.5 million which was an increase of 77.4% over 2007.
Earnings per L.P. unit were $1.62 per L.P. unit compared to $0.94 per L.P. unit in the prior year’s quarter
Completed the $185.4 million acquisition of the MagTex refined product pipeline and terminals system
Increased total distribution to $0.99 ($3.96 annualized) per unit, a 13.8 percent increase over the prior year’s fourth quarter distribution
– Represents the twenty-second distribution increase in the past twenty-
three quarters.

Eastern Pipeline
Terminals
Western
$129 MM
$58 MM
$59 MM
Total Operating Income
$246 MM
Eastern Pipeline
Terminals
Western
$10 MM
$ 27 MM
$29 MM
Total Operating Income
$66 MM
2008
2002
•
Western System (pipeline and Lease Acquisition) has grown from 15% to 52%
of consolidated Operating Income

Sunoco Logistics Operating Income

Q4 2008 Financial Highlights
($ in millions, unaudited)

(3.4)
$   120.9
(3.9)
$    214.5
(0.9)
$      35.8
(1.2)
$      75.3
Capitalized Interest
Net Income
156.2
38.7
245.6
35.0
44.6
9.7
83.1
9.0
Operating income
Interest cost and debt expense, net
7,156.1
37.3
56.2
-
7,249.6
9,786.0
40.0
59.3
5.7
9,891.0
2,200.8
9.4
13.8
-
2,224.0
1,469.3
10.5
14.5
-
1,494.3
Cost of products sold and operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Impairment Charge
Total costs and expenses
7,405.8 10,136.6 2,268.6 1,577.4 Total revenues
$ 7,377.4
28.4
$10,112.3
24.3
$  2,261.4
7.2
$ 1,573.0
4.4
Sales and other operating revenue
Other income
2007 2008 2007 2008
Twelve Months Ended
December 31,
Three Months Ended
December 31,

Q4 2008 Financial Highlights

(amounts in millions, except unit and per unit amounts, unaudited)
$    3.37 $     4.98 $     0.94 $     1.62
Diluted
$    96.7 $   143.6 $     27.0 $     46.8
Limited Partners’ interest in Net Income
28,729 28,837 28,750 28,854
Diluted
28,581 28,650 28,586 28,657
Basic
Weighted average Limited Partners’ units
outstanding (in thousands):
$    3.38 $     5.01 $     0.94 $     1.63
Basic
Net Income per Limited Partner unit:
$   120.9
(24.2)
$   214.5
(70.9)
$     35.8
(8.8)
$     75.3
(28.5)
Net Income
Less: General Partner’s interest
Calculation of Limited Partners’ interest:
2007 2008 2007 2008
Twelve Months Ended
December 31,
Three Months Ended
December 31,

Eastern Pipeline System
(amounts in millions, unless otherwise noted, unaudited)

65.7
0.489
68.5
0.500
74.8
0.526
Total shipments (mm barrel miles per day)
(2) (3)
Revenue per barrel mile (cents)
Operating Highlights
(1)
52.3
9.2
20.4
$  49.4
46.1
10.2
19.8
$  58.2
13.2
2.4
5.2
$    14.2
15.1
2.9
4.7
$    15.5
Operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Operating income
$ 117.4
13.9
131.3
$ 125.8
8.5
134.3
$    31.5
3.5
35.0
$    36.2
2.0
38.2
Sales and other operating revenue
Other income
Total revenues
Financial Highlights
2007 2008 2007 2008
Twelve Months Ended
December 31,
Three Months Ended
December 31,
(1) Excludes amounts attributable to equity ownership interests in the corporate joint ventures.
(2) Represents total average daily pipeline throughput multiplied by the number of miles of pipeline through which each barrel has been shipped.
(3) Includes results of the MagTex refined products pipeline from the acquisition date.
64.8
0.530

Terminal Facilities
(amounts in millions, unless otherwise noted, unaudited)

433.8
507.3
695.9
436.2
526.0
653.3
437.1
466.3
725.1
460.2
479.6
669.5
Terminal throughput (000’s bpd)
Refined product terminals
(2)
Nederland terminal
Refinery terminals
(1)
Operating Highlights
$    52.7 $    58.5 $    12.3 $    15.6 Operating income
141.6
57.5
15.3
16.1
-
163.3
64.3
16.4
18.4
5.7
37.6
17.4
4.0
3.9
-
43.1
18.7
4.3
4.5
-
Total Revenue
Cost of goods sold and operating expenses
Depreciation and amortization
Selling, general and administrative expenses
Impairment Charge
$  141.6
-
$  162.5
0.8
$    37.6
-
$    43.1
-
Sales and other operating revenue
Other Income
Financial Highlights
2007 2008 2007 2008
Twelve Months
Ended
December 31,
Three Months
Ended
December 31,
(1) Consists of the Partnership’s Fort Mifflin Terminal Complex, the Marcus Hook Tank Farm and the Eagle Point Dock.
(2) Includes results from the Partnership’s purchase of a 50% interest in a refined products terminal in Syracuse, New York and the MagTex refined product terminals from the acquisition dates.

Western Pipeline System

(1) Excludes amounts attributable to equity ownership interests in the corporate joint venture.
(2) Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput.
527.5
178.0
30.8
535.0
177.7
69.0
512.2
169.5
40.2
549.6
185.0
108.5
Crude oil pipeline throughput (000’s bpd)
Crude oil purchases at wellhead (000’s bpd)
Gross margin per barrel of pipeline throughput (cents)
(2)
Operating Highlights (1)
$     54.1 $    129.0 $       18.1 $      52.0 Operating income
19.8 21.0 4.7 5.3 Selling, general and administrative expenses
12.8 13.4 3.1 3.4 Depreciation and amortization
7,046.3 9,675.6 2,170.2 1,435.4 Cost of products sold and operating expenses
7,133.0 9,839.0 2,196.1 1,496.1 Total revenues
$7,118.5
14.5
$ 9,824.1
14.9
$ 2,192.3
3.8
$ 1,493.7
2.4
Sales and other operating revenue
Other income
Financial Highlights
2007 2008 2007 2008
Twelve Months Ended
December 31,
Three Months Ended
December 31,
(amounts in millions, unless otherwise noted, unaudited)

Q4 2008 Financial Highlights

($ in millions, unaudited)
591.0 669.9 Total Partners’ Capital
515.1 747.6 Total debt
$    2.0 $   2.0 Cash and cash equivalents
Balance Sheet Data (at period end):
December 31,
2007
December 31,
2008
$         119.7 $          331.2 $            32.5 $        242.2 Total
94.7 305.6 22.1 232.2 Expansion capital expenditures
$           25.0 $            25.7 $               10.4 $          10.0 Maintenance capital expenditures
Capital Expenditure Data:
2007 2008 2007 2008
Twelve Months Ended
December 31,
Three Months Ended
December 31,

Non-GAAP Financial Measures
($ in millions, unaudited)

Twelve Months Ended
December 31, 2008
Net Income $   214.5
Add:  Interest cost and debt expense, net 35.0
Less:  Capitalized Interest (3.9)
Add:  Depreciation and amortization 40.0
Add:  Impairment charge 5.7
EBITDA $   291.3
Total Debt as of December 31, 2008 $   747.6
Total Debt to EBITDA ratio 2.6x
Non-GAAP Financial Measures
In this release, the Partnership’s EBITDA reference is not presented in accordance with generally accepted accounting principles (“GAAP”) and is not intended to be used in lieu of GAAP presentations of net income. Management of the Partnership believes EBITDA information enhances an investor's understanding of a business’ ability to generate cash for payment of distributions and other purposes. In addition, EBITDA is also used as a measure in the Partnership's $400 million and $100 million revolving credit facilities in determining its compliance with certain covenants. However, there may be contractual, legal, economic or other reasons which may prevent the Partnership from satisfying principal and interest obligations with respect to indebtedness and may require the Partnership to allocate funds for other purposes. EBITDA does not represent and should not be considered an alternative to net income or operating income as determined under United States GAAP and may not be comparable to other similarly titled measures of other businesses. Reconciliations of this measure to the comparable GAAP measure are provided in the table accompanying this release
.